UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund, Inc.
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 28, 2006

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Eric A.S. Richards, Esq.
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders
[Logo - American Funds®]

The right choice for the long term®

AMCAP Fund

Consistency and continuity:
Building long-term growth from multiple perspectives

[photo of Fairy basslet fish darting among blooms of lettuce coral]

Annual report for the year ended February 28, 2006

AMCAP Fund® seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

This fund is one of the 29 American Funds. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Consistency and continuity:
Building long-term growth from multiple perspectives	6
Summary investment portfolio	12
Financial statements	16
Directors and officers	28
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2006 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge

Average annual total return	—	+4.56%	+10.92%
Cumulative total return	+7.06%	+24.99%	+181.94%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

Other share class results and important information can be found on page 3.

Fellow shareholders:

[photo of striped fish swimming among coral]

Resilient is a good word to describe the U.S. economy over the past 12 months ended February 28. Despite heavy destruction on the Gulf Coast caused by hurricanes Rita and Katrina and a spike in oil prices, the U.S. economy stayed quite strong. Corporate profits increased an estimated 13% for the 2005 calendar year, continuing the double-digit growth of the past four calendar years. Corporate profit margins remained at high levels and consumer spending continued at a healthy pace through much of the year.

In this environment, AMCAP Fund produced a total return of 10.9% for the fiscal year, compared with a total return of 8.4% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of large-company, primarily U.S. stocks. Two other benchmarks, the Lipper Growth Funds Index and the Lipper Multi-Cap Core Funds Index, were up 11.4% and 12.1% respectively.

To get a clearer picture of AMCAP’s long-term record, we can view the fund’s results over a market cycle rather than focusing on a single fiscal year. While the past 10 years could be deemed an unusual market cycle given the heights reached during the “bubble” period and the subsequent market decline, the relative pattern is still informative. AMCAP produced an average annual total return of 11.2% over the past 10 years, compared with 8.9% by the S&P 500, 7.1% by the Lipper Growth Funds Index and 8.8% by the Lipper Multi-Cap Core Funds Index. On a cumulative basis, shareholders who invested $10,000 on March 1, 1996, found that their investment had grown to $28,866 as of February 28, 2006 compared with $23,502 by the S&P 500, $23,197 by the Lipper Multi-Cap Core Funds Index and $19,843 by the Lipper Growth Funds Index.

Over its lifetime of almost 39 years, AMCAP has provided an average annual total return of 12.4%, compared with 10.5% by the S&P 500. You can see that the longer term point of view gives an even better indication of how the fund is meeting its objective of long-term growth of capital.

The economy and the stock market

The U.S. economy has been helped by a confluence of positive developments for consumers and companies over the past three years. Tax cuts, low interest rates, home mortgage refinancing and low inflation have boosted consumer spending and encouraged corporate capital investment. Corporations have initiated and increased dividends and share buybacks, turning some of their profits back to shareholders. Countries outside the United States have helped to keep U.S. interest rates and inflation low. Foreign investors, primarily Asian-centered banks, continued to buy large amounts of U.S. Treasury securities. With the obvious exception of energy, low-cost imports have helped to keep U.S. inflation in check. The Federal Reserve raised the federal funds rate from 2.75% in March 2005 in a series of short increases to 4.5% at the end of the fiscal year. As we look ahead, the issue is whether interest rates will rise to a level that will impact overall consumer spending, since rates have already begun to impact the housing sector. Another major influence will be the direction of capital flows, which will affect both interest rates and the value of the dollar.

[Begin Sidebar]
Cumulative total returns (for periods ended 2/28/2006)
	1 year	5 years	10 years

AMCAP	+10.9%	+23.6%	+188.7%
Standard & Poor’s 500 Composite Index[1]	+8.4	+12.4	+135.0
Lipper Multi-Cap Core Funds Index[2]	+12.1	+22.4	+132.0
Lipper Growth Funds Index[2]	+11.4	+5.5	+98.4

AMCAP’s lifetime results (5/1/1967 - 2/28/2006)
		Cumulative total return	Average annual total return

AMCAP		+9,413.9%	+12.4%
Standard & Poor’s 500 Composite Index[1]		+4,763.5	+10.5
Consumer Price Index (inflation)[3]		+500.3	+4.7

1The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.
2Lipper indexes do not include the effects of sales charges.
3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

What helped the fund’s results

Energy, health care providers, and services and consumer discretionary companies helped the fund during this fiscal year. Although the fund had a relatively small holding in energy stocks, oil and gas production and services companies in the AMCAP portfolio did exceptionally well. Among the fund’s contributors were Schlumberger (+52.4%), FMC Technologies (+35.8%), Noble (+29.5%), Devon Energy (+25.3%) and Smith International (+20.5%). Health care service companies benefited from private-pay rate increases, favorable demographic trends and efforts by governments and businesses to contain health costs. Contributors were Express Scripts (+131.8%), Caremark Rx (+30.0%) and Medco Health Solutions (+25.4%). In the consumer discretionary category, Best Buy, a leading consumer electronics retailer, rose 49.6%. Lowe’s, one of the biggest do-it-yourself home improvement retailers, posted a gain of 16.0%.

What detracted from results

Pharmaceutical companies were one of the groups that held the fund back. These companies were hurt by the lack of new blockbuster drugs going to market during the period and issues of litigation and regulation affecting individual companies. Among our pharmaceutical holdings that declined during the period were Abbott Laboratories (-3.9%), Bristol-Myers Squibb (-7.7%) and Johnson & Johnson (-12.1%). On the plus side, Forest Laboratories had a gain of 7.5%.

Looking forward

Much of the easy part of the recovery from the bottom of the bear market in October 2002 has already been completed. The coming months could continue to be positive for corporate earnings, but companies may find it difficult to expand their profit margins. They face a number of challenges: higher energy and borrowing costs, tighter labor markets and higher capacity utilization. The American consumer’s spending power remains generally strong, but it is unlikely that the benefits of past tax cuts and mortgage refinancing will be as great in the future. In addition, the U.S. stock market is increasingly being affected by events outside its control. Geopolitical events in the Middle East and elsewhere, foreign demand for U.S. goods and services, stocks and bonds and the relative level of our currency can impact our markets significantly.

In the meantime, we will continue to invest in well-managed companies with a history of growth, a sustainable competitive edge and good future prospects. Our time horizon is long, and we work very hard to identify and invest in businesses that we believe can sustain their growth over many years. While there may be economic crosscurrents in the near term, we are optimistic that we will continue to find good quality growth businesses to invest in at reasonable prices.

We are pleased to report that in the past 12 months the number of shareholder accounts has increased by about 200,000 to more than 1.4 million. We welcome our new shareholders and thank our long-term investors for their continuing support of AMCAP Fund.

Cordially,

/s/ R. Michael Shanahan

R. Michael Shanahan
Vice Chairman of the Board

/s/ Claudia P. Huntington

Claudia P. Huntington
President

April 11, 2006

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
AMCAP’s last 10 years

One-year total returns for the past 10 fiscal years (ended 2/28 or 2/29)

1997	+11.7%
1998	+37.0
1999	+21.1
2000	+22.3
2001	+3.0
2002	-7.1
2003	-15.7
2004	+37.0
2005	+3.9
2006	+10.9

Cumulative total return for the 10-year period ended 2/28/2006	+188.7%
Average annual total return for the 10-year period ended 2/28/2006	+11.2%
[End Sidebar]

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2006 (the most recent calendar quarter):

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+7.73%	+4.65%	+3.45%
Not reflecting CDSC	+12.73%	+4.98%	+3.45%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+11.63%	+4.88%	+4.44%
Not reflecting CDSC	+12.63%	+4.88%	+4.44%

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+13.53%	+5.72%	+5.61%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+6.98%	—	+5.62%
Not reflecting maximum sales charge	+13.54%	—	+7.14%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,payable
only if shares are sold within six years of purchase	+7.55%	—	+6.26%
Not reflecting CDSC	+12.55%	—	+6.66%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+11.60%	—	+6.68%
Not reflecting CDSC	+12.60%	—	+6.68%

Class 529-E shares*†— first sold 3/7/02	+13.16%	—	+5.87%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+13.68%	—	+14.12%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005.  Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

The value of a long-term perspective

How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.2

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2006.

As you can see, that $10,000 grew to $895,855 with all distributions reinvested, a gain of 8,859%. Over the same period, $10,000 would have grown to $486,349 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 29, 1996. At that time, according to the table, the value of the investment illustrated here was $310,345. Since then, it has nearly tripled in value, to $895,855. Thus, in that same 10-year period, the value of your investment — regardless of size — has also nearly tripled.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2006)*

	1 year	5 years	10 years

Class A shares	+4.49%	+3.11%	+10.53%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

S&P 500 with dividends reinvested[5]		AMCAP with dividends reinvested[4]		Consumer Price Index (inflation)[6]

5/1/1967	$ 10,000	5/1/1967	$ 9,425	5/1/1967	$ 10,000
2/29/1968	$ 9,778	2/29/1968	$ 10,056	2/29/1968	$ 10,332
2/28/1969	$ 11,074	2/28/1969	$ 12,212	2/28/1969	$ 10,816
2/28/1970	$ 10,442	2/28/1970	$ 11,835	2/28/1970	$ 11,480
2/28/1971	$ 11,713	2/28/1971	$ 12,643	2/28/1971	$ 12,054
2/29/1972	$ 13,305	2/29/1972	$ 14,902	2/29/1972	$ 12,477
2/28/1973	$ 14,345	2/28/1973	$ 13,978	2/28/1973	$ 12,961
2/28/1974	$ 12,776	2/28/1974	$ 11,037	2/28/1974	$ 14,260
2/28/1975	$ 11,354	2/28/1975	$ 9,903	2/28/1975	$ 15,861
2/29/1976	$ 14,453	2/29/1976	$ 13,883	2/29/1976	$ 16,858
2/28/1977	$ 15,062	2/28/1977	$ 14,173	2/28/1977	$ 17,855
2/28/1978	$ 13,807	2/28/1978	$ 16,612	2/28/1978	$ 19,003
2/28/1979	$ 16,105	2/28/1979	$ 22,738	2/28/1979	$ 20,876
2/29/1980	$ 20,071	2/29/1980	$ 33,541	2/29/1980	$ 23,837
2/28/1981	$ 24,400	2/28/1981	$ 40,548	2/28/1981	$ 26,556
2/28/1982	$ 22,175	2/28/1982	$ 42,643	2/28/1982	$ 28,580
2/28/1983	$ 30,690	2/28/1983	$ 61,456	2/28/1983	$ 29,577
2/29/1984	$ 34,013	2/29/1984	$ 62,128	2/29/1984	$ 30,937
2/28/1985	$ 41,108	2/28/1985	$ 72,165	2/28/1985	$ 32,024
2/28/1986	$ 53,636	2/28/1986	$ 88,738	2/28/1986	$ 33,021
2/28/1987	$ 69,462	2/28/1987	$ 115,664	2/28/1987	$ 33,716
2/29/1988	$ 67,586	2/29/1988	$ 112,037	2/29/1988	$ 35,045
2/28/1989	$ 75,608	2/28/1989	$ 122,827	2/28/1989	$ 36,737
2/28/1990	$ 89,863	2/28/1990	$ 140,027	2/28/1990	$ 38,671
2/28/1991	$ 103,018	2/28/1991	$ 163,492	2/28/1991	$ 40,725
2/29/1992	$ 119,450	2/29/1992	$ 196,856	2/29/1992	$ 41,873
2/28/1993	$ 132,158	2/28/1993	$ 208,557	2/28/1993	$ 43,233
2/28/1994	$ 143,149	2/28/1994	$ 232,137	2/28/1994	$ 44,320
2/28/1995	$ 153,672	2/28/1995	$ 240,047	2/28/1995	$ 45,589
2/29/1996	$ 206,941	2/29/1996	$ 310,345	2/29/1996	$ 46,798
2/28/1997	$ 261,046	2/28/1997	$ 346,783	2/28/1997	$ 48,218
2/28/1998	$ 352,382	2/28/1998	$ 475,003	2/28/1998	$ 48,912
2/28/1999	$ 421,935	2/28/1999	$ 575,089	2/28/1999	$ 49,698
2/29/2000	$ 471,431	2/29/2000	$ 703,358	2/29/2000	$ 51,299
2/28/2001	$ 432,799	2/28/2001	$ 724,638	2/28/2001	$ 53,112
2/28/2002	$ 391,654	2/28/2002	$ 673,327	2/28/2002	$ 53,716
2/28/2003	$ 302,860	2/28/2003	$ 567,618	2/28/2003	$ 55,317
2/29/2004	$ 419,452	2/29/2004	$ 777,420	2/29/2004	$ 56,254
2/28/2005	$ 448,688	2/28/2005	$ 808,037	2/28/2005	$ 57,946
2/28/2006	$ 486,349	2/28/2006	$ 895,855	2/28/2006	$ 60,030

Average annual total return for 38-3/4 years 12.3%4

Year ended February 28 or 29	1968[3]	1969	1970	1971	1972	1973	1974

Total value (dollars in thousands)
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2
Value at fiscal year-end[1]	$10.1	12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended February 28 or 29	1975	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	.3	.3	.2	.3	.3	.4	.7
Value at fiscal year-end[1]	9.9	13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9

Year ended February 28 or 29	1982	1983	1984	1985	1986	1987	1988

Total value (dollars in thousands)
Dividends reinvested	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end[1]	42.6	61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended February 28 or 29	1989	1990	1991	1992	1993	1994	1995

Total value (dollars in thousands)
Dividends reinvested	3.2	3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end[1]	122.8	140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6	14.0	16.8	20.4	5.9	11.3	3.4

Year ended February 28 or 29	1996	1997	1998	1999	2000	2001	2002

Total value (dollars in thousands)
Dividends reinvested	3.4	2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end[1]	310.3	346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended February 28 or 29	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	1.1	.1	2.0	4.1
Value at fiscal year-end[1]	567.6	777.4	808.0	895.9
AMCAP total return	(15.7)	37.0	3.9	10.9

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
4 Includes reinvested dividends of $62,206 and reinvested capital gain distributions of $517,450.
5 The S&P 500 cannot be invested in directly.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Consistency and continuity:
Building long-term growth from multiple perspectives

[photo of the Maldives, Kurumba Island, coral in foreground]

[photo of flower coral]
[photo of leather coral]
[photo of bubble coral]

[Begin Sidebar]
A coral reef, like the one on our cover, is created by the individual behavior of millions of tiny microorganisms. As these tiny corals produce calcium carbonate, a reef structure grows and strengthens in a way that is far greater, stronger and longer lived than any individual organism could. In a way, AMCAP Fund’s investment process has parallels to the coral reef structure.
[End Sidebar]

[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Michael Shanahan]
Michael Shanahan
[End Photo Caption]

Like the 28 other American Funds, AMCAP manages its investments with a time-tested method called the multiple portfolio counselor system. Blending teamwork with individuality, this strategy has been a key factor in AMCAP’s successful long-term record. One benefit of the approach is that the fund’s decision-makers bring different perspectives to the investment process.

The system works like this: AMCAP’s portfolio is divided into five segments. Four segments are each managed by one of the fund’s portfolio counselors. The fifth is managed through a portfolio that incorporates the best investment ideas of the fund’s 22 investment analysts.

The portfolio counselors are generalists who invest broadly across many industries, while the 22 research analysts are specialists with deep expertise in specific industries. As in all American Funds, an investment committee makes certain that AMCAP remains true to its mandate of investing in quality growth companies and that each individual’s investment choices reflects that mandate. But within this constraint, each individual analyst or portfolio counselor is free to make his or her investment decisions.

“Many of our portfolio counselors and analysts come from widely varied backgrounds,” says Claudia Huntington, the fund’s president. “They range from company veterans who have spent decades at Capital Research and Management Company, the investment adviser for the American Funds, to more recent arrivals, who bring new ideas and fresh perspectives. They have differences in backgrounds, expertise, points of view and investment styles. All of these investment experts share one thing in common: They focus on finding companies that have a record of above-average growth in the past that they believe will continue into the future.”

But forecasting the future is always difficult. That’s why AMCAP has carefully assembled a group of portfolio counselors and research analysts with different styles and approaches. “Most importantly, some do well in up markets, and some do well in down markets,” Claudia says. “The beauty of our approach is that shareholders get the benefit of many different points of view instead of just one. The result has produced a strong lifetime record and has shown that the fund has had less volatility in both up and down markets.”

We sat down with five of AMCAP’s contributors to learn more about the different perspectives, backgrounds and experiences of the fund’s decision-makers, and why the multiple portfolio counselor system has been so important to the fund’s long-term investment record.

Mike Shanahan: Focusing on the forecasts of individual companies
Mike Shanahan, the fund’s vice chairman, focuses on the risks in the fund’s forecasts of individual companies’ growth over the next five to 10 years. He asks such challenging questions as “What needs to happen to enable a company to continue its above-average growth? Does it need new products, new market penetrations or expansion outside the United States? How difficult is it for the company to accomplish some of the things it is promising?” In electronics or health care, you often depend on new products to continue above-average growth, Mike explains. “If the company has to solve a scientific problem or innovate, that’s a lot riskier than exploiting already existing technology.” He notes, however, that “everything may work out for a company, but the price may still be too high.”

[photo of tube coral]
[photo of tray of test tubes]

[Begin Pull Quote]
In electronics or health care, you often depend on new products to continue above-average growth. If the company has to solve a scientific problem or innovate, that’s a lot riskier than exploiting already existing technology.
— Mike Shanahan
[End Pull Quote]

Mike joined Capital Research in 1965 and has 41 years of investment experience. He began as Capital’s first technology analyst and has a background in technology companies, venture capital and corporate management. His experience as a former technology analyst gives him a different feel than others might have for what it takes to get things done in that world. “One of the features of electronics is that the time to market for known technology is relatively fast and can be done by lots of people,” he says. “Companies can sell a lot of products, but the competition is so great that very few companies make money.”

Claudia Huntington: Investing in mid-sized or smaller companies that are global competitors
Claudia prefers to invest in mid-cap or small-cap companies if she can find them at an attractive valuation. She is comfortable with the possibility of more volatility for “an opportunity for somewhat faster growth.” She likes to be invested in firms that are “good global competitors.” Like Mike, she also spends a lot of time deciding whether the price for a growth company is reasonable and a good investment for AMCAP shareholders over the next five to 10 years.

Claudia says she “is comfortable paying a relatively high price for a high growth company if, through our extensive and long-term oriented research, we have determined that we have a good handle on the risks and opportunities of that growth. Forecasting a company’s ability to grow in the future is more of an art than science. When we speak of the words ‘value’ and ‘growth,’ it should be the future we refer to, and not the past. There are many growth companies who have a fine history, but who may not be growth companies in the future. There are also companies with modest growth in the past who may have an opportunity to accelerate that growth in the future.”

Claudia, who joined Capital Research in 1975, has 33 years of investment experience. She formerly worked as an economist and a technology analyst for Capital Research and continues to look at the big picture of the global economy, noting that the global competitive environment has accelerated in the past decade. “The opening of emerging market economies, increased global trade and global capital flows have caused dramatic changes for emerging countries and developed countries alike.”

Tim Armour: Seeking strong growth companies that have had a misstep
Tim, a veteran portfolio counselor, hunts for companies that have a strong earnings and sales record but “somewhere along the line, there has been a misstep — something has temporarily gone wrong to drive the stock price down. That means that the company’s stock price does not reflect what we see as the inherent value of the entire enterprise.” Tim describes himself as a bottom-up, value-oriented investor. He invests in a wide range of industries including retail, medical instruments, health care services and financial companies. “Macroeconomics and the world economic view is interesting, but I don’t spend much time on it,” Tim says. “I invest in companies for a very specific reason: They should grow in the coming economic environment. I look at it company-by-company.”

Tim joined Capital in 1983. He began as a financial analyst covering global telecommunications companies, high-yielding industrial companies and recreational companies. He has 23 years of investment experience.

One of Tim’s favorite measures to identify quality growth companies is sales growth per share. “If a company has been able to maintain sales per share growth for a long time, that should flow through to the bottom line — providing profit margins remain consistent,” he says. “I like to see five years of sales growth per share. I am looking for a pattern of predictability and sustainability. I am not as impressed with a company that is flat for two years, dips slightly for two years and then goes up sharply another year.

“We maintain a list of potential AMCAP companies that have a proven growth track record,” Tim says. “The trick is that you have to pay a reasonable or cheap price for these companies. Quite often, you can buy very good companies for an inflated price, but if you pay that price, it won’t be a good investment. We are interested in buying good companies at a reasonable — if not a cheap — price.”

Ross Sappenfield: Investing in companies with a positive tailwind
Ross likes to invest in companies “where I see a positive trend that might last for several years.” Two of his favorite industries are non-bank financial service companies and managed health care. “My investing in health care services is based on the aging demographics of the United States. While I don’t try to predict the macro economy, it is possible to identify some big trends and tailwinds that should continue for a number of years.”

He says he tries to identify those “scarce situations” where the market has ceased to believe that certain growth companies can continue to grow. Ross’s investments for AMCAP in managed care are examples of just such a situation. “The stock market generally believed that the managed care companies’ earnings growth would slow down or even turn negative,” he says. “But I believed that, because of the consolidation of the industry and the departure of some companies, the surviving companies would continue to grow. And our investments have done that.”

The key is to have a view based on thorough research of a company’s prospects. Ross prefers to invest in companies with a low valuation to reduce risk. Ross joined Capital Research in 1992 after working in investment banking. He has 14 years of investment experience.

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

[Begin Pull Quote]
Somewhere along the line, there has been a misstep — something has temporarily gone wrong to drive the stock price down. That means that the company’s stock price does not reflect what we see as the inherent value of the entire enterprise.
— Tim Armour
[End Pull Quote]

[Begin Photo Caption]
[photo of Ross Sappenfield]
Ross Sappenfield
[End Photo Caption]

[Begin Pull Quote]
The stock market generally believed that the managed care companies’ earnings growth would slow down or even turn negative. But I believed that, because of the consolidation of the industry, the surviving companies would continue to grow.
— Ross Sappenfield
[End Pull Quote]

Barry Crosthwaite: Specializing in cyclical growth companies in energy and telecommunications
Barry, an investment analyst, specializes in companies in the volatile energy and telecommunications industries. “With AMCAP, you need to find companies with a sustainable competitive advantage,” Barry says. “To achieve this, I invest in industry leaders — not just good companies.”

Barry is somewhat unusual in that he began his career by working 14 years as a general manager with a chemical company. “It gives you a degree of common sense that — in reality — is not all that common,” he says. “When you live through major changes at a company, such as rapid growth, downsizing a business, integrating an acquisition, and attempting to change a culture, you see how hard it is to accomplish all these things. Therefore, I find myself questioning a lot of management’s timelines on changes they are making. I have seen senior managements fail so I’m less inclined to take their statements at face value. I’ve steered away from a lot of situations that seemed attractive on the surface but turned out to be higher risk than they looked.”

Barry joined Capital Research in 1996 and has 10 years of investment experience. He is the coordinator for AMCAP’s research portfolio. While he doesn’t make decisions for the 22 analysts in the portfolio, he coordinates their activities in the fund and makes sure that the analysts are focused on the fund’s mandate of investing in quality growth stocks.

What does this mean to the AMCAP shareholder?
The multiple portfolio counselor system “has helped bring consistency and continuity to AMCAP Fund,” Claudia says. “Over time, having more than one person managing assets has tended to smooth out the peaks and valleys of investing. When one portfolio counselor’s particular style is out of favor in the market, the shareholders benefit because another counselor’s style may be doing well. Smooth, gradual transitions help AMCAP Fund provide consistency, and the shareholder doesn’t have to be concerned about a situation in which the whole fund would undergo a complete change of managers. Diversity of investment styles, backgrounds, opinions and approaches helps the fund provide continuity and consistency.”

[close-up photo of the reflection of a computer screen in a person's eyeglass]
[photo of coral]
[photo of a hand holding a pacemaker - chest x-ray in the background with pacemaker inserted]

[Begin Pull Quote]
I invest in industry leaders — not just good companies…I’ve steered away from a lot of situations that seemed attractive on the surface but turned out to be higher risk than they looked.
— Barry Crosthwaite
[End Pull Quote]

[Begin Photo Caption]
[photo of Barry Crosthwaite]
Barry Crosthwaite
[End Photo Caption]

AMCAP’s wealth of experience

AMCAP Fund’s four portfolio counselors bring together 111 years of investment experience to managing your investment. Here are the specific years of experience* for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience*
R. Michael Shanahan	41
Claudia P. Huntington	33
Timothy D. Armour	23
C. Ross Sappenfield	14
*As of May 1, 2006.

[photo of a woman snorkling]

[Begin Pull Quote]
The beauty of our approach is that shareholders get the benefit of many different points of view instead of one. The result has produced a strong lifetime record.
— Claudia Huntington
[End Pull Quote]

[black and white photo of the Maldives, Kurumba Island, coral in foreground]

Summary investment portfolio, February 28, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[pie chart]
INDUSTRY SECTOR DIVERSIFICATION

Information technology                    17.24%
Health care                                    15.62
Financials                                       8.89
Consumer staples                           6.18
Consumer discretionary                  20.69
Other industries                             13.59
Short-term securities &
  other assets less liabilities           17.79

[end pie chart]

		Market	Percent
	Shares	value (000)	of net
Common stocks - 82.21%			assets

Consumer discretionary - 20.69%
Lowe's Companies, Inc.	8,600,000	$586,348	2.51%
Among America's largest do-it-yourself home improvement retailers.
Target Corp.	8,650,000	470,560	2.02
Operates Target, the second largest chain of discount stores in the U.S.
Best Buy Co., Inc.	8,650,000	465,889	2.00
This leading consumer electronics retailer also sells home office products, entertainment software and appliances.
Johnson Controls, Inc.	3,090,000	220,224.94
A leader in manufacturing interior components and electronics, as well as in building control services.
Harley-Davidson Motor Co.	3,341,900	175,483.75
The world's leading producer of heavyweight motorcycles.
Ross Stores, Inc.	5,775,000	163,548.70
Sells apparel and household goods through its chain of discount stores.
Other securities		2,745,735	11.77
		4,827,787	20.69

Information technology - 17.24%
Cisco Systems, Inc. (1)	22,804,300	461,559	1.98
The leading maker of equipment used in Internet networking.
Microsoft Corp.	16,720,000	449,768	1.93
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Oracle Corp. (1)	32,960,000	409,363	1.75
The world's largest supplier of database management software. Also develops business applications and provides consulting and support.
First Data Corp.	7,909,825	356,970	1.53
Provides credit card transactions, operates an extensive ATM network and offers money transfers through its Western Union unit.
Google Inc., Class A (1)	980,000	355,368	1.52
Google is one of the most frequently used website search engines in the world.
Affiliated Computer Services, Inc., Class A (1)	3,110,000	195,681.84
Provides business and technology outsourcing services for private and public agencies.
Automatic Data Processing, Inc.	3,500,000	161,665.69
The largest payroll and tax filing processor in the world.
Other securities		1,634,384	7.00
		4,024,758	17.24

Health care - 15.62%
WellPoint, Inc. (1)	6,100,000	468,419	2.01
One of the nation's largest managed care providers, with Blue Cross Blue Shield licenses in 13 states.
Medco Health Solutions, Inc. (1)	4,735,000	263,834	1.13
Manages pharmacy benefits for clients including unions, corporations and HMOs.
Medtronic, Inc.	4,740,000	255,723	1.10
A leading producer of medical devices, including pacemakers and implantable defibrillators.
Guidant Corp.	3,100,000	237,956	1.02
One of the world's leading producers of medical devices for the treatment of heart disease.
Express Scripts, Inc. (1)	2,680,000	233,884	1.00
Operates a network of pharmacies and mail-order prescription services. Its customers include HMOs, health insurers and union benefits plans.
Forest Laboratories, Inc. (1)	4,440,000	203,796.87
Licenses and markets drugs to treat psychiatric disorders, neurologic diseases, and heart disease.
Biogen Idec Inc. (1)	3,537,000	167,123.72
A leader in developing therapies to treat multiple sclerosis and cancer.
Cephalon, Inc. (1)	2,000,000	158,960.68
An emerging pharmaceutical company best known for the drug Provigil, which is used to treat sleep disorders.
AmerisourceBergen Corp.	3,420,000	157,286.67
Distributes pharmaceuticals, toiletries and medical supplies to hospitals, clinics and retailers.
Other securities		1,498,956	6.42
		3,645,937	15.62

Financials - 8.89%
Fannie Mae	8,640,000	472,435	2.02
This federally sponsored company purchases mortgage loans and issues mortgage-backed securities.
American International Group, Inc.	6,165,000	409,109	1.75
A world leader in providing insurance and other financial services to corporations and individuals.
Capital One Financial Corp.	4,401,200	385,545	1.65
One of the largest U.S. credit card issuers.
Golden West Financial Corp.	3,276,100	232,701	1.00
Owns World Savings and Loan Association, one of the largest S&L's in the nation.
Freddie Mac	2,550,000	171,845.74
A federally chartered corporation that buys conventional mortgages and issues mortgage-backed securities.
Wells Fargo & Co.	1,720,000	110,424.47
One of the largest banks in the U.S. and a leader in online banking.
Bank of America Corp.	800,000	36,680.16
Offers banking services across the U.S. Also has offices throughout the world. Recently merged with FleetBoston Financial Corporation.
Other securities		256,691	1.10
		2,075,430	8.89

Consumer staples - 6.18%
CVS Corp.	8,250,000	233,723	1.00
A major U.S. drugstore chain.
PepsiCo, Inc.	3,300,000	195,063.84
A global soft drink and snack foods company.
Altria Group, Inc.	2,500,000	179,750.77
The largest tobacco company in the world. The group also controls Kraft Foods, and owns a large interest in the global brewer SABMiller.
Other securities		834,094	3.57
		1,442,630	6.18

Energy - 5.38%
Schlumberger Ltd.	2,840,000	326,600	1.40
A leading provider of services and technology to the petroleum industry.
Smith International, Inc.	5,430,000	210,304.90
Makes drilling equipment used by oil and gas producers.
Devon Energy Corp.	3,020,000	177,063.76
A major independent producer of oil and natural gas.
Other securities		540,392	2.32
		1,254,359	5.38

Industrials - 4.68%
Robert Half International Inc.	6,800,000	244,256	1.05
One of the world's largest providers of professional staffing services.
United Parcel Service, Inc., Class B	2,850,000	212,923.91
The world's largest package delivery company and express carrier.
Precision Castparts Corp.	3,640,000	193,066.83
Manufactures jet engine parts, valves and industrial tools.
General Electric Co.	4,000,000	131,480.56
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.

Other securities		311,204	1.33
		1,092,929	4.68

Telecommunication services - 1.82%
Sprint Nextel Corp., Series 1	8,235,008	197,887.85
A wireless giant, operating a nationwide digital wireless network with more than 44 million subscribers.
Other securities		227,491.97
		425,378	1.82

Other - 0.45%
Other securities		105,148.45

Miscellaneous - 1.26%
Other common stocks in initial period of acquisition		294,472	1.26

Total common stocks (cost: $14,317,310,000)		19,188,828	82.21

Short-term securities - 17.66%	Principal amount (000)

Federal Home Loan Bank 4.30%-4.545% due 3/17-5/17/2006	$335,200	333,503	1.43
Atlantic Industries 4.36%-4.54% due 3/27-5/2/2006 (2)	162,300	161,447
Coca-Cola Co. 4.30%-4.38% due 3/6-4/3/2006	110,000	109,754	1.16
Freddie Mac 4.28%-4.575% due 3/27-5/23/2006	242,179	240,536	1.03
J.P. Morgan Chase & Co. 4.45%-4.53% due 3/30-4/11/2006	81,000	80,617
Park Avenue Receivables Co., LLC 4.39%-4.51% due 3/3-3/10/2006 (2)	75,000	74,951
Preferred Receivables Funding Corp. 4.38%-4.54% due 3/8-4/7/2006 (2)	70,380	70,115.97
Fannie Mae 4.25%-4.58% due 3/1-6/12/2006	225,200	224,225.96
Bank of America Corp. 4.375%-4.625% due 3/6-4/24/2006	225,000	223,998.96
CAFCO, LLC 4.37%-4.57% due 3/6-4/25/2006 (2)	149,300	148,707
Citigroup Funding Inc. 4.60% due 4/24/2006	50,000	49,656
Ciesco LLC 4.44% due 4/5/2006 (2)	25,000	24,892.96
Wells Fargo Bank, N.A. 4.39%-4.51% due 3/1-3/24/2006	205,000	204,998.88
Clipper Receivables Co., LLC 4.46%-4.58% due 3/28-4/13/2006 (2)	152,600	151,816
State Street Corp. 4.36% due 3/7/2006	50,000	49,958.86
Variable Funding Capital Corp. 4.39%-4.54% due 3/7-4/3/2006 (2)	200,000	199,588.86
General Electric Capital Corp. 4.40%-4.50% due 3/3-4/5/2006	134,300	133,945
Edison Asset Securitization LLC 4.52% due 4/3-4/6/2006 (2)	50,000	49,784.78
Pfizer Investment Capital PLC 4.35%-4.56% due 3/6-5/16/2006 (2)	176,416	175,734.75
Concentrate Manufacturing Co. of Ireland 4.36%-4.52% due 3/14-4/10/2006 (2)	175,000	174,497.75
International Lease Finance Corp. 4.48%-4.56% due 4/6-4/19/2006	54,500	54,222.23
Medtronic Inc. 4.47% due 3/6/2006 (2)	10,300	10,292.05
Other securities		1,173,408	5.03

Total short-term securities (cost: $4,120,721,000)		4,120,643	17.66

Total investment securities (cost: $18,438,031,000)		23,309,471	99.87
Other assets less liabilities		30,707.13

Net assets		$23,340,178	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended February 28, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 2/28/2006 (000)

Outback Steakhouse, Inc.	3,710,000	40,000	-	3,750,000	$1,950	$156,788
Medicis Pharmaceutical Corp., Class A	3,625,000	-	-	3,625,000	435	103,095
Fossil, Inc. (1)	-	4,415,000	-	4,415,000	-	75,143
Power Integrations, Inc. (1)	1,850,000	-	-	1,850,000	-	45,935
					$2,385	$380,961

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,817,936,000, which represented 7.79% of the net assets of the fund.

The descriptions of the companies in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities at February 28, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $18,053,971)	$22,928,510
Affiliated issuers (cost: $384,060)	380,961	$23,309,471
Cash		246
Receivables for:
Sales of investments	64,314
Sales of fund's shares	57,917
Dividends and interest	15,339	137,570
		23,447,287
Liabilities:
Payables for:
Purchases of investments	56,131
Repurchases of fund's shares	28,181
Investment advisory services	5,157
Services provided by affiliates	15,689
Deferred directors' compensation	1,655
Other fees and expenses	296	107,109
Net assets at February 28, 2006		$23,340,178

Net assets consist of:
Capital paid in on shares of capital stock		$18,274,083
Undistributed net investment income		19,070
Undistributed net realized gain		175,585
Net unrealized appreciation		4,871,440
Net assets at February 28, 2006		$23,340,178

Total authorized capital stock - 2,000,000 shares, $1.00 par value (1,204,885 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$16,090,555	825,795	$19.48
Class B	1,139,262	60,492	18.83
Class C	1,607,071	85,831	18.72
Class F	2,132,385	109,912	19.40
Class 529-A	339,286	17,446	19.45
Class 529-B	73,405	3,881	18.91
Class 529-C	109,960	5,810	18.93
Class 529-E	20,092	1,042	19.28
Class 529-F	9,619	494	19.46
Class R-1	34,681	1,821	19.04
Class R-2	357,539	18,793	19.03
Class R-3	662,168	34,339	19.28
Class R-4	405,225	20,867	19.42
Class R-5	358,930	18,362	19.55
*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.67 and $20.64, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended February 28, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (includes $2,385 from affiliates)	$143,744
Interest	128,501	$272,245

Fees and expenses:*
Investment advisory services	67,456
Distribution services	70,094
Transfer agent services	16,795
Administrative services	9,434
Reports to shareholders	895
Registration statement and prospectus	1,147
Postage, stationery and supplies	2,063
Directors' compensation	490
Auditing and legal	183
Custodian	136
State and local taxes	418
Other	122
Total fees and expenses before reimbursements/waivers	169,233
Less reimbursement/waiver of fees and expenses:
Investment advisory services	6,486
Administrative services	469
Total fees and expenses after reimbursements/waivers		162,278
Net investment income		109,967

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	383,810
Non-U.S. currency transactions	(1,005)	382,805
Net unrealized appreciation on investments		1,685,059
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		2,067,864
Net increase in net assets resulting
from operations		$2,177,831

Statements of changes in net assets	(dollars in thousands)

	Year ended February 28,	Year ended February 28,
	2006	2005
Operations:
Net investment income	$109,967	$39,827
Net realized gain on investments and
non-U.S. currency transactions	382,805	442,289
Net unrealized appreciation on investments	1,685,059	212,227
Net increase in net assets resulting from operations	2,177,831	694,343

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains	(88,586)	(34,346)
Distributions from net realized gain on investments	(433,776)	(123,204)
Total dividends and distributions paid to shareholders	(522,362)	(157,550)

Capital share transactions	3,068,453	3,686,135

Total increase in net assets	4,723,922	4,222,928

Net assets:
Beginning of year	18,616,256	14,393,328
End of year (including undistributed and distributions in
excess of net investment income: $19,070 and $(1,274), respectively)	$23,340,178	$18,616,256

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of February 28, 2006, the cost of investment securities for federal income tax purposes was $18,439,563,000.

During the year ended February 28, 2006, the fund reclassified $32,000 from undistributed net investment income and $13,000,000 from undistributed net realized gains to capital paid in on shares of capital stock, and $1,005,000 from undistributed net investment income to undistributed net realized gains to align financial reporting with tax reporting.

As of February 28, 2006, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$20,919
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005, through February 28, 2006	(194)
Undistributed short-term capital gains	12,794
Undistributed long-term capital gains	164,323
Gross unrealized appreciation on investment securities	5,144,556
Gross unrealized depreciation on investment securities	(274,648)
Net unrealized appreciation on investment securities	4,869,908

During the year ended February 28, 2006, the fund realized, on a tax basis, a net capital gain of $383,779,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2006			Year ended February 28, 2005
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$72,208	$301,745	$373,953	$31,410	$89,230	$120,640
Class B	-	22,692	22,692	-	6,795	6,795
Class C	-	30,880	30,880	-	8,483	8,483
Class F	9,265	38,509	47,774	1,614	9,563	11,177
Class 529-A	1,362	5,755	7,117	199	1,359	1,558
Class 529-B	-	1,370	1,370	-	367	367
Class 529-C	-	1,978	1,978	-	486	486
Class 529-E	30	349	379	-	84	84
Class 529-F	42	152	194	-	34	34
Class R-1	-	558	558	-	140	140
Class R-2	-	6,340	6,340	-	1,515	1,515
Class R-3	1,283	11,210	12,493	-	2,532	2,532
Class R-4	2,042	5,723	7,765	58	963	1,021
Class R-5	2,354	6,515	8,869	1,065	1,653	2,718
Total	$88,586	$433,776	$522,362	$34,346	$123,204	$157,550

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.295% on such assets in excess of $21 billion. The board of directors approved an amended agreement effective April 1, 2006, continuing the series of rates to include an additional annual rate of 0.290% on daily net assets in excess of $27 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended February 28, 2006, total investment advisory services fees waived by CRMC were $6,486,000. As a result, the fee shown on the accompanying financial statements of $67,456,000, which was equivalent to an annualized rate of 0.324%, was reduced to $60,970,000, or 0.293% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended February 28, 2006, the total administrative services fees paid by CRMC were $3,000 and $466,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended February 28, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$32,753	$15,552	Not applicable	Not applicable	Not applicable
Class B	10,554	1,243	Not applicable	Not applicable	Not applicable
Class C	14,196	Included in administrative services	$2,142	$384	Not applicable
Class F	4,581		1,932	234	Not applicable
Class 529-A	472		298	50	$277
Class 529-B	640		70	32	64
Class 529-C	918		100	38	92
Class 529-E	83		18	3	17
Class 529-F	3		8	1	7
Class R-1	268		38	17	Not applicable
Class R-2	2,249		446	1,267	Not applicable
Class R-3	2,688		793	361	Not applicable
Class R-4	689		411	18	Not applicable
Class R-5	Not applicable		310	6	Not applicable
Total	$70,094	$16,795	$6,566	$2,411	$457

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $490,000, shown on the accompanying financial statements, includes $256,000 in current fees (either paid in cash or deferred) and a net increase of $234,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 28, 2006
Class A	$3,092,186	166,408	$357,200	19,030	$(1,871,812)	(100,597)	$1,577,574	84,841
Class B	167,343	9,346	21,789	1,206	(114,314)	(6,354)	74,818	4,198
Class C	426,454	23,913	29,319	1,631	(220,054)	(12,296)	235,719	13,248
Class F	844,870	45,759	43,406	2,321	(417,815)	(22,471)	470,461	25,609
Class 529-A	102,618	5,518	7,116	380	(17,125)	(915)	92,609	4,983
Class 529-B	14,294	792	1,370	75	(3,143)	(173)	12,521	694
Class 529-C	33,083	1,829	1,978	109	(8,504)	(464)	26,557	1,474
Class 529-E	5,660	307	380	20	(874)	(46)	5,166	281
Class 529-F	4,055	216	194	10	(973)	(51)	3,276	175
Class R-1	19,809	1,083	557	30	(11,112)	(620)	9,254	493
Class R-2	153,311	8,437	6,340	347	(70,666)	(3,872)	88,985	4,912
Class R-3	301,219	16,370	12,486	672	(116,779)	(6,309)	196,926	10,733
Class R-4	277,912	14,949	7,765	412	(71,175)	(3,823)	214,502	11,538
Class R-5	104,143	5,563	8,804	467	(52,862)	(2,812)	60,085	3,218
Total net increase
(decrease)	$5,546,957	300,490	$498,704	26,710	$(2,977,208)	(160,803)	$3,068,453	166,397

Year ended February 28, 2005
Class A	$3,202,015	183,922	$114,988	6,388	$(1,447,417)	(83,011)	$1,869,586	107,299
Class B	287,369	17,026	6,534	374	(75,571)	(4,465)	218,332	12,935
Class C	508,556	30,182	8,086	464	(135,629)	(8,029)	381,013	22,617
Class F	685,307	39,475	10,183	568	(206,673)	(11,931)	488,817	28,112
Class 529-A	96,472	5,534	1,558	87	(8,290)	(475)	89,740	5,146
Class 529-B	18,906	1,111	367	21	(1,433)	(84)	17,840	1,048
Class 529-C	31,213	1,828	486	27	(3,266)	(190)	28,433	1,665
Class 529-E	5,359	309	84	5	(783)	(45)	4,660	269
Class 529-F	2,679	153	34	2	(404)	(23)	2,309	132
Class R-1	15,979	932	140	8	(4,964)	(292)	11,155	648
Class R-2	142,782	8,330	1,515	86	(35,337)	(2,056)	108,960	6,360
Class R-3	278,314	16,067	2,528	141	(60,046)	(3,468)	220,796	12,740
Class R-4	128,491	7,381	1,021	56	(26,875)	(1,543)	102,637	5,894
Class R-5	173,592	9,718	2,694	149	(34,429)	(1,964)	141,857	7,903
Total net increase
(decrease)	$5,577,034	321,968	$150,218	8,376	$(2,041,117)	(117,576)	$3,686,135	212,768

*Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,392,853,000 and $3,359,614,000, respectively, during the year ended February 28, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)					Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )		Total from investment operations	Dividends (from net investment income )		Distributions (from capital gains )	Total dividends and distributions		Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 2/28/2006	$18.02	$.12		$1.82		$1.94	$(.09)		$(.39)	$(.48)		$19.48	10.87%	$16,091			.68%		.65%		.66%
Year ended 2/28/2005	17.50	.06		.63		.69	(.04)		(.13)	(.17)		18.02	3.94	13,350			.69		.68		.36
Year ended 2/29/2004	12.78	.02		4.70		4.72	-	(5)	-	-	(5)	17.50	36.96	11,086			.73		.73		.11
Year ended 2/28/2003	15.29	.03		(2.42)		(2.39)	(.02)		(.10)	(.12)		12.78	(15.70)	6,641			.77		.77		.25
Year ended 2/28/2002	17.24	.09		(1.24)		(1.15)	(.09)		(.71)	(.80)		15.29	(7.08)	7,356			.71		.71		.58
Class B:
Year ended 2/28/2006	17.48	(.02)		1.76		1.74	-		(.39)	(.39)		18.83	10.04	1,139			1.47		1.44		(.13)
Year ended 2/28/2005	17.07	(.07)		.61		.54	-		(.13)	(.13)		17.48	3.13	984			1.48		1.47		(.41)
Year ended 2/29/2004	12.56	(.10)		4.61		4.51	-		-	-		17.07	35.91	740			1.50		1.50		(.66)
Year ended 2/28/2003	15.12	(.07)		(2.39)		(2.46)	-		(.10)	(.10)		12.56	(16.36)	299			1.55		1.55		(.52)
Year ended 2/28/2002	17.14	(.04)		(1.23)		(1.27)	(.04)		(.71)	(.75)		15.12	(7.82)	174			1.49		1.49		(.27)
Class C:
Year ended 2/28/2006	17.39	(.03)		1.75		1.72	-		(.39)	(.39)		18.72	9.98	1,607			1.52		1.49		(.18)
Year ended 2/28/2005	16.99	(.08)		.61		.53	-		(.13)	(.13)		17.39	3.09	1,262			1.54		1.53		(.47)
Year ended 2/29/2004	12.51	(.11)		4.59		4.48	-		-	-		16.99	35.81	849			1.56		1.56		(.73)
Year ended 2/28/2003	15.07	(.07)		(2.39)		(2.46)	-		(.10)	(.10)		12.51	(16.42)	274			1.59		1.59		(.55)
Period from 3/15/2001 to 2/28/2002	16.50	(.07)		(.59)		(.66)	(.06)		(.71)	(.77)		15.07	(4.44)	112			1.61	(6)	1.61	(6)	(.46)	(6)
Class F:
Year ended 2/28/2006	17.94	.12		1.82		1.94	(.09)		(.39)	(.48)		19.40	10.90	2,132			.71		.68		.63
Year ended 2/28/2005	17.41	.06		.62		.68	(.02)		(.13)	(.15)		17.94	3.88	1,513			.76		.75		.31
Year ended 2/29/2004	12.73	.01		4.67		4.68	-	(5)	-	-	(5)	17.41	36.81	978			.78		.78		.05
Year ended 2/28/2003	15.25	.03		(2.41)		(2.38)	(.04)		(.10)	(.14)		12.73	(15.74)	289			.82		.82		.22
Period from 3/16/2001 to 2/28/2002	16.34	.05		(.33)		(.28)	(.10)		(.71)	(.81)		15.25	(2.12)	131			.84	(6)	.84	(6)	.31	(6)
Class 529-A:
Year ended 2/28/2006	17.99	.11		1.82		1.93	(.08)		(.39)	(.47)		19.45	10.85	339			.75		.72		.60
Year ended 2/28/2005	17.46	.06		.62		.68	(.02)		(.13)	(.15)		17.99	3.86	224			.77		.76		.31
Year ended 2/29/2004	12.76	.01		4.70		4.71	(.01)		-	(.01)		17.46	36.90	128			.77		.77		.06
Year ended 2/28/2003	15.29	.04		(2.43)		(2.39)	(.04)		(.10)	(.14)		12.76	(15.73)	39			.78		.78		.28
Period from 2/15/2002 to 2/28/2002	15.48	.01		(.20)		(.19)	-		-	-		15.29	(1.23)	1			.03		.03		.03
Class 529-B:
Year ended 2/28/2006	17.58	(.05)		1.77		1.72	-		(.39)	(.39)		18.91	9.87	73			1.61		1.58		(.27)
Year ended 2/28/2005	17.20	(.10)		.61		.51	-		(.13)	(.13)		17.58	2.94	56			1.66		1.65		(.59)
Year ended 2/29/2004	12.68	(.13)		4.65		4.52	-		-	-		17.20	35.65	37			1.68		1.68		(.85)
Year ended 2/28/2003	15.28	(.08)		(2.42)		(2.50)	-		(.10)	(.10)		12.68	(16.45)	12			1.71		1.71		(.65)
Period from 2/19/2002 to 2/28/2002	15.21	-	(5)	.07		.07	-		-	-		15.28	.46	-		(7)	.04		.04		-	(8)
Class 529-C:
Year ended 2/28/2006	17.59	(.05)		1.78		1.73	-		(.39)	(.39)		18.93	9.92	110			1.59		1.56		(.25)
Year ended 2/28/2005	17.21	(.10)		.61		.51	-		(.13)	(.13)		17.59	2.93	76			1.65		1.64		(.58)
Year ended 2/29/2004	12.68	(.13)		4.66		4.53	-		-	-		17.21	35.72	46			1.67		1.67		(.84)
Year ended 2/28/2003	15.28	(.08)		(2.42)		(2.50)	-		(.10)	(.10)		12.68	(16.45)	14			1.69		1.69		(.63)
Period from 2/19/2002 to 2/28/2002	15.21	-	(5)	.07		.07	-		-	-		15.28	.46	-		(7)	.04		.04		-	(8)
Class 529-E:
Year ended 2/28/2006	17.85	.05		1.80		1.85	(.03)		(.39)	(.42)		19.28	10.46	20			1.08		1.05		.27
Year ended 2/28/2005	17.37	(.01)		.62		.61	-		(.13)	(.13)		17.85	3.48	14			1.13		1.12		(.05)
Year ended 2/29/2004	12.73	(.05)		4.69		4.64	-		-	-		17.37	36.45	8			1.14		1.14		(.31)
Period from 3/7/2002 to 2/28/2003	16.08	(.01)		(3.22)		(3.23)	(.02)		(.10)	(.12)		12.73	(20.18)	3			1.16	(6)	1.16	(6)	(.09)	(6)
Class 529-F:
Year ended 2/28/2006	17.99	.14		1.82		1.96	(.10)		(.39)	(.49)		19.46	10.99	10			.62		.59		.73
Year ended 2/28/2005	17.46	.04		.62		.66	-		(.13)	(.13)		17.99	3.75	6			.88		.87		.20
Year ended 2/29/2004	12.78	(.01)		4.69		4.68	-	(5)	-	-	(5)	17.46	36.66	3			.89		.89		(.07)
Period from 9/17/2002 to 2/28/2003	12.80	.01		-	(5)	.01	(.03)		-	(.03)		12.78	.05	-		(7)	.40		.40		.07

Class R-1:
Year ended 2/28/2006	$17.69	$(.03)		$1.77		$1.74	$-		$(.39)	$(.39)		$19.04	9.92%	$35			1.55%		1.51%		(.19)%
Year ended 2/28/2005	17.28	(.08)		.62		.54	-		(.13)	(.13)		17.69	3.09	23			1.57		1.54		(.47)
Year ended 2/29/2004	12.73	(.12)		4.68		4.56	(.01)		-	(.01)		17.28	35.81	12			1.60		1.57		(.75)
Period from 6/26/2002 to 2/28/2003	13.96	(.04)		(1.19)		(1.23)	-		-	-		12.73	(8.81)	1			3.01	(6)	1.58	(6)	(.49)	(6)
Class R-2:
Year ended 2/28/2006	17.66	(.03)		1.79		1.76	-		(.39)	(.39)		19.03	10.05	358			1.66		1.48		(.17)
Year ended 2/28/2005	17.26	(.07)		.60		.53	-		(.13)	(.13)		17.66	3.04	245			1.73		1.51		(.43)
Year ended 2/29/2004	12.71	(.11)		4.66		4.55	-	(5)	-	-	(5)	17.26	35.80	130			1.91		1.53		(.70)
Period from 5/21/2002 to 2/28/2003	15.51	(.05)		(2.63)		(2.68)	(.02)		(.10)	(.12)		12.71	(17.37)	25			2.21	(6)	1.54	(6)	(.46)	(6)
Class R-3:
Year ended 2/28/2006	17.86	.05		1.80		1.85	(.04)		(.39)	(.43)		19.28	10.45	662			1.06		1.02		.29
Year ended 2/28/2005	17.37	-	(5)	.62		.62	-		(.13)	(.13)		17.86	3.54	421			1.08		1.07		.01
Year ended 2/29/2004	12.75	(.05)		4.67		4.62	-	(5)	-	-	(5)	17.37	36.27	189			1.16		1.15		(.32)
Period from 6/4/2002 to 2/28/2003	15.06	(.01)		(2.17)		(2.18)	(.03)		(.10)	(.13)		12.75	(14.58)	24			1.29	(6)	1.16	(6)	(.09)	(6)
Class R-4:
Year ended 2/28/2006	17.99	.11		1.81		1.92	(.10)		(.39)	(.49)		19.42	10.79	405			.75		.71		.61
Year ended 2/28/2005	17.45	.06		.62		.68	(.01)		(.13)	(.14)		17.99	3.85	168			.76		.75		.35
Year ended 2/29/2004	12.76	.01		4.69		4.70	(.01)		-	(.01)		17.45	36.84	60			.78		.78		.05
Period from 5/20/2002 to 2/28/2003	15.67	.02		(2.78)		(2.76)	(.05)		(.10)	(.15)		12.76	(17.74)	3			.95	(6)	.81	(6)	.24	(6)
Class R-5:
Year ended 2/28/2006	18.07	.17		1.83		2.00	(.13)		(.39)	(.52)		19.55	11.19	359			.44		.41		.90
Year ended 2/28/2005	17.54	.11		.63		.74	(.08)		(.13)	(.21)		18.07	4.20	274			.45		.44		.62
Year ended 2/29/2004	12.78	.06		4.71		4.77	(.01)		-	(.01)		17.54	37.32	127			.47		.47		.37
Period from 5/15/2002 to 2/28/2003	15.72	.06		(2.85)		(2.79)	(.05)		(.10)	(.15)		12.78	(17.83)	53			.48	(6)	.48	(6)	.58	(6)

	Year ended February 28 or 29
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	20%	16%	17%	18%	25%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.
(8) Amount less than .01 percent.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the shareholders and board of directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the “Fund”), including the summary investment portfolio, as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
April 7, 2006

Tax information         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended February 28, 2006.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $433,776,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates 100% of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $7,671,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005, through February 28, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2005	Ending account value 2/28/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,056.13	$3.31	.65%
Class A -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class B -- actual return	1,000.00	1,052.48	7.28	1.43
Class B -- assumed 5% return	1,000.00	1,017.70	7.15	1.43
Class C -- actual return	1,000.00	1,051.63	7.58	1.49
Class C -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class F -- actual return	1,000.00	1,056.23	3.31	.65
Class F -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-A -- actual return	1,000.00	1,056.45	3.52	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 529-B -- actual return	1,000.00	1,051.68	7.88	1.55
Class 529-B -- assumed 5% return	1,000.00	1,017.11	7.75	1.55
Class 529-C -- actual return	1,000.00	1,051.62	7.83	1.54
Class 529-C -- assumed 5% return	1,000.00	1,017.16	7.70	1.54
Class 529-E -- actual return	1,000.00	1,054.64	5.20	1.02
Class 529-E -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class 529-F -- actual return	1,000.00	1,057.22	2.65	.52
Class 529-F -- assumed 5% return	1,000.00	1,022.22	2.61	.52
Class R-1 -- actual return	1,000.00	1,051.88	7.58	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class R-2 -- actual return	1,000.00	1,052.49	7.48	1.47
Class R-2 -- assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-3 -- actual return	1,000.00	1,054.54	5.20	1.02
Class R-3 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class R-4 -- actual return	1,000.00	1,055.81	3.62	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-5 -- actual return	1,000.00	1,057.69	2.09	.41
Class R-5 -- assumed 5% return	1,000.00	1,022.76	2.06	.41

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Board of directors

“Non-interested” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

H. Frederick Christie, 72	1998	Private investor; former President and CEO,
Chairman of the Board		The Mission Group (non-utility holding company,
(Independent and Non-Executive)		subsidiary of Southern California Edison Company)

Mary Anne Dolan, 59	1998	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 70	1990	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Mary Myers Kauppila, 52	1998	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

William H. Kling, 64	2006	President, American Public Media Group

Bailey Morris-Eck, 61	1999	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics

Kirk P. Pendleton, 66	1986	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 69	1998	President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

Stephen B. Sample, Ph.D., 65	1999	President, University of Southern California

“Non-interested” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

H. Frederick Christie, 72	19	Ducommun Incorporated;
Chairman of the Board		IHOP Corporation; Southwest Water Company
(Independent and Non-Executive)

Mary Anne Dolan, 59	3	None

Martin Fenton, 70	16	None

Mary Myers Kauppila, 52	5	None

William H. Kling, 64	8	Irwin Financial Corporation

Bailey Morris-Eck, 61	3	None

Kirk P. Pendleton, 66	6	None

Olin C. Robison, Ph.D., 69	3	American Shared Hospital Services

Stephen B. Sample, Ph.D., 65	2	UNOVA, Inc.; William Wrigley Jr. Company

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

R. Michael Shanahan, 67	1986	Chairman of the Board, Capital Research and
Vice Chairman of the Board
Management Company; Director, American Funds Distributors, Inc.;[5] Non-Executive Chair, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

Claudia P. Huntington, 54	1992-1994	Senior Vice President, Capital Research and
President	1996	Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

R. Michael Shanahan, 67	2	None
Vice Chairman of the Board

Claudia P. Huntington, 54	1	None
President

Chairman Emeritus

James D. Fullerton, 89		Retired; former Chairman of the Board, The Capital Group Companies, Inc.[5]

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Timothy D. Armour, 45	1996	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company;
		Director, The Capital Group Companies, Inc.[5]

Paul G. Haaga, Jr., 57	1994	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Barry S. Crosthwaite, 47	2006	Vice President, Capital Research Company[5]
Vice President

Brady L. Enright, 39	2002	Senior Vice President, Capital Research Company[5]
Vice President

Joanna F. Jonsson, 42	1998	Senior Vice President, Capital Research Company;[5]
Vice President		Director, The Capital Group Companies, Inc.[5]

C. Ross Sappenfield, 40	1999	Vice President, Capital Research and Management
Vice President		Company

Vincent P. Corti, 49	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 38	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 34	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete February 28, 2006, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[Logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interest. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
> AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds       Capital Research and Management         Capital International         Capital Guardian          Capital Bank and Trust

Lit. No. MFGEAR-902-0406P

Litho in USA AGD/GP/8051-S4353

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that Martin Fenton, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2005	$54,000
2006	$62,000

b) Audit-Related Fees:
2005	$4,000
2006	$6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	$6,000
2006	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2005	none
2006	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2005	$247
2006	$469

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2005	none
2006	none

d) All Other Fees:
2005	none
2006	$36
The other fees consist of consulting services related to the registrant’s compliance program.

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,110,000 for fiscal year 2005 and $975,000 for fiscal year 2006. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

[Logo - American Funds®]

AMCAP Fund
Investment portfolio

February 28, 2006

Common stocks — 82.21%	Shares	Market value (000)

CONSUMER DISCRETIONARY — 20.69%
Lowe’s Companies, Inc.	8,600,000	$586,348
Target Corp.	8,650,000	470,560
Best Buy Co., Inc.	8,650,000	465,889
Johnson Controls, Inc.	3,090,000	220,224
Harley-Davidson Motor Co.	3,341,900	175,483
Ross Stores, Inc.	5,775,000	163,548
Outback Steakhouse, Inc.[1]	3,750,000	156,788
Carnival Corp., units	3,025,200	156,252
Liberty Media Corp., Class A2	18,300,000	150,792
Time Warner Inc.	8,647,500	149,688
E.W. Scripps Co., Class A	3,100,000	149,048
Starbucks Corp.[2]	4,040,000	146,733
Brinker International, Inc.	3,125,000	130,156
Williams-Sonoma, Inc.[2]	3,205,200	129,779
Michaels Stores, Inc.	4,010,000	128,721
Kohl’s Corp.[2]	2,625,000	126,289
YUM! Brands, Inc.	2,600,000	124,020
Walt Disney Co.	4,000,000	111,960
IAC/InterActiveCorp[2]	3,635,000	106,287
Garmin Ltd.	1,400,000	96,348
Amazon.com, Inc.[2]	2,400,000	89,976
Gentex Corp.	5,130,000	85,466
Fossil, Inc.[1,2]	4,415,000	75,143
Dollar General Corp.	4,250,000	74,035
Expedia, Inc.[2]	3,635,000	68,956
Comcast Corp., Class A, special nonvoting stock[2]	2,500,000	66,875
Clear Channel Communications, Inc.	2,362,500	66,859
Sonic Corp.[2]	2,000,000	63,220
CarMax, Inc.[2]	2,000,000	62,840
P.F. Chang’s China Bistro, Inc.[2]	1,000,000	48,340
Discovery Holding Co., Class A2	3,245,000	47,377
Panera Bread Co., Class A2	500,000	35,430
International Game Technology	850,000	30,404
Getty Images, Inc.[2]	330,000	26,740
Applebee’s International, Inc.	1,100,000	25,454
Gap, Inc.	850,000	15,759
		4,827,787

INFORMATION TECHNOLOGY — 17.24%
Cisco Systems, Inc.[2]	22,804,300	$461,559
Microsoft Corp.	16,720,000	449,768
Oracle Corp.[2]	32,960,000	409,363
First Data Corp.	7,909,825	356,970
Google Inc., Class A2	980,000	355,368
Affiliated Computer Services, Inc., Class A2	3,110,000	195,681
Automatic Data Processing, Inc.	3,500,000	161,665
Adobe Systems Inc.[2]	3,510,000	135,556
Texas Instruments Inc.	4,350,000	129,847
Analog Devices, Inc.	3,250,000	123,955
Intuit Inc.[2]	2,154,300	104,656
Intersil Corp., Class A	3,400,000	96,356
Linear Technology Corp.	2,600,400	95,851
Microchip Technology Inc.	2,500,000	88,000
Yahoo! Inc.[2]	2,500,000	80,150
National Instruments Corp.	2,343,750	76,055
Xilinx, Inc.	2,500,000	68,200
Paychex, Inc.	1,600,000	64,080
NAVTEQ Corp.[2]	1,349,700	62,505
Altera Corp.[2]	2,850,000	57,114
eBay Inc.[2]	1,400,000	56,084
Applied Materials, Inc.	2,700,000	49,518
Power Integrations, Inc.[1,2]	1,850,000	45,935
EMC Corp.[2]	3,150,000	44,163
Jabil Circuit, Inc.[2]	1,087,000	41,143
Maxim Integrated Products, Inc.	1,000,000	39,090
Solectron Corp.[2]	10,500,000	37,905
Rogers Corp.[2]	750,000	36,780
KLA-Tencor Corp.	700,000	36,561
Cadence Design Systems, Inc.[2]	1,685,800	29,923
Sabre Holdings Corp., Class A	888,800	21,447
Sanmina-SCI Corp.[2]	3,500,000	13,510
		4,024,758

HEALTH CARE — 15.62%
WellPoint, Inc.[2]	6,100,000	468,419
Medco Health Solutions, Inc.[2]	4,735,000	263,834
Medtronic, Inc.	4,740,000	255,723
Guidant Corp.	3,100,000	237,956
Express Scripts, Inc.[2]	2,680,000	233,884
Forest Laboratories, Inc.[2]	4,440,000	203,796
Biogen Idec Inc.[2]	3,537,000	167,123
Cephalon, Inc.[2]	2,000,000	158,960
AmerisourceBergen Corp.	3,420,000	157,286
Celgene Corp.[2]	3,968,600	150,807
Lincare Holdings Inc.[2]	2,800,000	114,520
Caremark Rx, Inc.[2]	2,300,000	114,425
St. Jude Medical, Inc.[2]	2,424,200	110,544
IDEXX Laboratories, Inc.[2]	1,340,000	105,297
Medicis Pharmaceutical Corp., Class A1	3,625,000	103,095
Roche Holding AG	682,000	100,946
Bristol-Myers Squibb Co.	4,225,000	97,598
Genentech, Inc.[2]	1,000,000	85,690
Amgen Inc.[2]	1,035,000	78,132
Becton, Dickinson and Co.	1,200,000	76,620
Abbott Laboratories	1,400,000	61,852
McKesson Corp.	1,100,000	59,543
Eli Lilly and Co.	900,000	50,058
Kinetic Concepts, Inc.[2]	1,245,000	46,190
HCA Inc.	900,000	43,110
Sanofi-Aventis	350,000	29,793
Johnson & Johnson	500,000	28,825
Henry Schein, Inc.[2]	500,000	23,325
UnitedHealth Group Inc.	275,000	16,013
Schering-Plough Corp.	139,100	2,573
		3,645,937

FINANCIALS — 8.89%
Fannie Mae	8,640,000	472,435
American International Group, Inc.	6,165,000	409,109
Capital One Financial Corp.	4,401,200	385,545
Golden West Financial Corp.	3,276,100	232,701
Freddie Mac	2,550,000	171,845
Wells Fargo & Co.	1,720,000	110,424
M&T Bank Corp.	959,230	107,817
Bank of New York Co., Inc.	1,740,000	59,578
City National Corp.	510,000	38,740
Bank of America Corp.	800,000	36,680
Fidelity National Financial, Inc.	600,000	22,656
Arthur J. Gallagher & Co.	600,000	17,694
Alabama National BanCorporation	146,700	10,206
		2,075,430

CONSUMER STAPLES — 6.18%
CVS Corp.	8,250,000	233,723
PepsiCo, Inc.	3,300,000	195,063
Altria Group, Inc.	2,500,000	179,750
Avon Products, Inc.	4,500,000	129,825
Bunge Ltd.	2,059,000	116,725
L’Oréal SA	1,250,000	110,651
Dean Foods Co.[2]	2,300,000	86,181
Costco Wholesale Corp.	1,600,000	82,048
Constellation Brands, Inc., Class A2	2,800,000	73,752
Walgreen Co.	1,600,000	71,776
Church & Dwight Co., Inc.	1,981,900	68,435
Anheuser-Busch Companies, Inc.	1,187,800	49,341
Wal-Mart Stores, Inc.	1,000,000	45,360
		1,442,630

ENERGY — 5.38%
Schlumberger Ltd.	2,840,000	326,600
Smith International, Inc.	5,430,000	210,304
Devon Energy Corp.	3,020,000	177,063
Apache Corp.	2,150,000	143,878
FMC Technologies, Inc.[2]	2,735,000	128,326
Newfield Exploration Co.[2]	2,965,000	114,597
Noble Corp.	1,200,000	88,692
EOG Resources, Inc.	962,900	64,899
		1,254,359

INDUSTRIALS — 4.68%
Robert Half International Inc.	6,800,000	$244,256
United Parcel Service, Inc., Class B	2,850,000	212,923
Precision Castparts Corp.	3,640,000	193,066
General Electric Co.	4,000,000	131,480
Avery Dennison Corp.	1,744,200	104,652
FedEx Corp.	790,000	84,720
Southwest Airlines Co.	3,685,000	61,797
Jacobs Engineering Group Inc.[2]	700,200	60,035
		1,092,929

TELECOMMUNICATION SERVICES — 1.82%
Sprint Nextel Corp., Series 1	8,235,008	197,887
Telephone and Data Systems, Inc., Special Common Shares	2,000,000	71,800
Telephone and Data Systems, Inc.	1,575,000	58,905
CenturyTel, Inc.	2,690,000	96,786
		425,378

MATERIALS — 0.29%
Sealed Air Corp.[2]	1,200,000	68,256

UTILITIES — 0.16%
Duke Energy Corp.	1,299,000	36,892

MISCELLANEOUS — 1.26%
Other common stocks in initial period of acquisition		294,472

Total common stocks (cost: $14,317,310,000)		19,188,828

Short-term securities — 17.66%	Principal amount (000)

Federal Home Loan Bank 4.30%-4.545% due 3/17-5/17/2006	$335,200	$333,503
Atlantic Industries 4.36%-4.54% due 3/27-5/2/2006[3]	162,300	161,447
Coca-Cola Co. 4.30%-4.38% due 3/6-4/3/2006	110,000	109,754
Freddie Mac 4.28%-4.575% due 3/27-5/23/2006	242,179	240,536
J.P. Morgan Chase & Co. 4.45%-4.53% due 3/30-4/11/2006	81,000	80,617
Park Avenue Receivables Co., LLC 4.39%-4.51% due 3/3-3/10/2006[3]	75,000	74,951
Preferred Receivables Funding Corp. 4.38%-4.54% due 3/8-4/7/2006[3]	70,380	70,115
Fannie Mae 4.25%-4.58% due 3/1-6/12/2006	225,200	224,225
Bank of America Corp. 4.375%-4.625% due 3/6-4/24/2006	225,000	223,998
CAFCO, LLC 4.37%-4.57% due 3/6-4/25/2006[3]	149,300	148,707
Citigroup Funding Inc. 4.60% due 4/24/2006	50,000	49,656
Ciesco LLC 4.44% due 4/5/2006[3]	25,000	24,892
Wells Fargo Bank, N.A. 4.39%-4.51% due 3/1-3/24/2006	205,000	204,998
Clipper Receivables Co., LLC 4.46%-4.58% due 3/28-4/13/2006[3]	152,600	151,816
State Street Corp. 4.36% due 3/7/2006	50,000	49,958
Variable Funding Capital Corp. 4.39%-4.54% due 3/7-4/3/2006[3]	200,000	199,588
General Electric Capital Corp. 4.40%-4.50% due 3/3-4/5/2006	134,300	133,945
Edison Asset Securitization LLC 4.52% due 4/3-4/6/2006[3]	50,000	49,784
Pfizer Investment Capital PLC 4.35%-4.56% due 3/6-5/16/2006[3]	176,416	175,734
Concentrate Manufacturing Co. of Ireland 4.36%-4.52% due 3/14-4/10/2006[3]	175,000	174,497
HSBC Finance Corp. 4.41%-4.54% due 3/10-4/18/2006	117,700	117,206
Caterpillar Financial Services Corp. 4.48%-4.50% due 3/28-4/24/2006	110,979	110,425
Wal-Mart Stores Inc. 4.39%-4.45% due 3/7-4/11/2006[3]	100,200	99,789
Gannett Co. 4.48% due 3/21/2006[3]	100,000	99,738
U.S. Treasury Bills 4.415%-4.43% due 5/4-5/18/2006	100,000	99,118
NetJets Inc. 4.38%-4.53% due 3/13-4/5/2006[3]	70,000	69,785
Anheuser-Busch Companies, Inc. 4.33%-4.40% due 3/27-4/18/2006[3]	70,000	69,629
IBM Capital Inc. 4.33%-4.47% due 3/9-3/27/2006[3]	59,037	58,917
International Lease Finance Corp. 4.48%-4.56% due 4/6-4/19/2006	54,500	54,222
Tennessee Valley Authority 4.44% due 4/13/2006	50,000	49,729
BellSouth Corp. 4.32%-4.33% due 3/3-3/9/2006[3]	46,700	46,661
Federal Farm Credit Banks 4.27%-4.38% due 3/6-3/31/2006	42,100	41,996
FCAR Owner Trust I 4.40% due 3/20/2006	40,000	39,902
Harvard University 4.36%-4.48% due 3/21-4/7/2006	37,746	37,600
ChevronTexaco Funding Corp. 4.34% due 3/20/2006	31,600	31,523
Hershey Co. 4.46% due 3/24/2006[3]	30,000	29,911
Triple-A One Funding Corp. 4.51% due 3/9/2006[3]	29,329	29,296
Private Export Funding Corp. 4.42%-4.50% due 4/12-4/26/2006[3]	28,000	27,815
American Express Credit Corp. 4.38% due 3/16/2006	25,000	24,954
Bank of New York Co., Inc. 4.47% due 3/23/2006	25,000	24,929
United Parcel Service Inc. 4.49% due 4/4/2006	20,000	19,914
Procter & Gamble Co. 4.46% due 3/2/2006[3]	17,900	17,896
Wm. Wrigley Jr. Co. 4.41% due 5/2/2006[3]	15,000	14,879
Kimberly-Clark Worldwide Inc. 4.45% due 3/3/2006[3]	11,800	11,796
Medtronic Inc. 4.47% due 3/6/2006[3]	10,300	10,292

Total short-term securities (cost: $4,120,721,000)		4,120,643

Total investment securities (cost: $18,438,031,000)		23,309,471
Other assets less liabilities		30,707

Net assets		$23,340,178

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Represents an affiliated company as defined under the Investment Company Act of 1940.
2Security did not produce income during the last 12 months.
3Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $1,817,936,000, which represented 7.79% of the net assets of the fund.

MFGEFP-902-0406-S4537

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and
Board of Directors of
AMCAP Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund, Inc. (the “Fund”) as of February 28, 2006, and for the year then ended and have issued our report thereon dated April 7, 2006, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 28, 2006 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP
April 7, 2006
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.

ITEM 11 - Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and PEO

Date: May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and PEO

Date: May 8, 2006

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and PFO

Date: May 8, 2006